SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                       ----------------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 31, 1996
                                                  -----------------


                               THE PARKWAY COMPANY
- -------------------------------------------------------------------
     (Exact name of Registrant as specified in its charter)



Texas                       0-12505                      74-2123597
- -------------------------------------------------------------------
(State or other     (Commission File Number)          (IRS Employer
jurisdiction of                                      Identification
incorporation)                                           Number)


300 One Jackson Place, 188 E. Capitol St., Jackson, MS  39201
- -------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (601) 948-4091
                                                   ---------------


- ------------------------------------------------------------------
  (Former name or former address, if changed since last report)

                               FORM 8-K

                          THE PARKWAY COMPANY


Item 2.       Acquisition or Disposition of Assets.

                     On May 31, 1996, a portfolio of 157 mortgage loans
              owned by The Parkway Company or wholly-owned subsidiaries of The Parkway Company were sold for $9,890,000 in cash, net of estimated expenses, to MTGLQ Investors, LP, a Delaware limited partnership which is unrelated to The Parkway Company. The loans had a book value of $5,114,000 and the transaction will result in a book gain of approximately $4,776,000 ($1.58 per share) in the second quarter of 1996. The purchase price was determined based on a discount from the face values of the loans.

Item 7.       Financial Statements and Exhibits.

                     (b)   Pro Forma Consolidated Financial Statements

                           The unaudited Pro Forma Consolidated Financial
              Statements are attached in an Exhibit hereto.


                                   THE PARKWAY COMPANY

                                                                       Page
                                                                       ----
              Pro Forma Consolidated Financial Statements                 4
              Pro Forma Consolidated Balance Sheet (Unaudited) -
                As of March 31, 1996                                      5
              Pro Forma Consolidated Statement of Income (Unaudited)
                For the Twelve Months Ended December 31, 1995             6
              Pro Forma Consolidated Statement of Income (Unaudited)
                For the Three Months Ended March 31, 1996                 7
              Notes to Pro Forma Consolidated Financial Statements        8

                     (c)   Exhibits.

                           Loan Acquisition Agreement between EB, Inc. a
              Mississippi corporation, The Parkway Company, a Texas corporation, Parkway Congress Corporation, a Texas corporation and Parkway Texas Corporation, a Texas corporation, and MTGLQ Investors, LP, a Delaware limited partnership.

                                  FORM 8-K

                             THE PARKWAY COMPANY


                                  SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:         June 14, 1996

                                                       THE PARKWAY COMPANY



                                                BY:    /s/Sarah P. Clark
                                                       Sarah P. Clark
                                                       Vice President,
                                                       Chief Financial Officer
                                                       Secretary


                       Pro Forma Consolidated Financial Statements
                                       (Unaudited)


       The following unaudited pro forma consolidated balance sheet as of March 31, 1996, and the pro forma consolidated statements of income for the twelve months ended December 31, 1995 and the three months ended March 31, 1996, give effect to the sale of 157 mortgage loans. The pro forma consolidated financial statements give effect to the sale of these mortgage loans as if the sale had occurred on the first day of the period presented for purposes of the pro forma consolidated statements of income or had occurred on March 31, 1996 for purposes of the pro forma consolidated balance sheet.

       The pro forma consolidated financial statements are based on the financial statements of Parkway (as filed in Parkway's Form 10-QSB for the three months ended March 31, 1996 and Form 10-KSB for the year ended December 31, 1995). These pro forma statements may not be indicative of the results that actually would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements and notes of Parkway referred to above.

                          THE PARKWAY COMPANY AND SUBSIDIARIES
                          PRO FORMA CONSOLIDATED BALANCE SHEET
                                     MARCH 31, 1996
                                       (Unaudited)

                                  Parkway    Pro Forma   Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                                          (In thousands)
 Assets
 Real estate related investments
   Office buildings...............$ 66,431   $          $ 66,431
   Accumulated depreciation.......  (7,526)               (7,526)
                                  --------   --------   --------
                                    58,905                58,905
   Real estate held for sale
     Land.........................   8,386                 8,386
     Operating properties.........   4,773                 4,773
   Mortgage loans.................  11,511     (5,406)     6,105
   Real estate securities.........   1,993                 1,993
   Real estate partnerships and
     corporate joint venture......     672                   672
                                  --------   --------   --------
                                    86,240     (5,406)    80,834
 Interest and rents receivable and
   other assets...................   2,559                 2,559
 Cash and cash equivalents........   4,245      9,890     14,135
                                  --------   --------   --------
                                  $ 93,044   $  4,484   $ 97,528
                                  ========   ========   ========

 Liabilities
 Mortgage notes payable without
   recourse.......................$ 33,884   $            33,884
 Mortgage notes payable on wrap
   mortgages......................   4,602                 4,602
 Accounts payable and other
   liabilities....................   4,444                 4,444
 Deferred gain....................     292       (292)         -
                                  --------   --------   --------
                                    43,222       (292)    42,930
                                  --------   --------   --------
 Shareholders' Equity
 Common stock, $1.00 par value,
   10,000,000 shares authorized,
   3,016,512 in 1996..............   3,017                 3,017
 Additional paid-in capital.......  31,920                31,920
 Retained earnings................  14,175      4,776     18,951
                                  --------   --------   --------
                                    49,112      4,776     53,888
 Unrealized gain on securities....     710                   710
                                  --------   --------   --------
                                    49,822      4,776     54,598
                                  --------   --------   --------
                                  $ 93,044   $  4,484   $ 97,528
                                  ========   ========   ========

                         THE PARKWAY COMPANY AND SUBSIDIARIES
                       PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          FOR THE TWELVE MONTHS ENDED 12/31/95
                                       (Unaudited)

                                  Parkway     Pro Forma   Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                              (In thousands, except per share data)
Revenues
Income from real estate
  properties.......................$ 8,941    $         $ 8,941
Interest on mortgage loans.........  1,421       (896)      525
Management company income..........  1,041                1,041
Equity in earnings
  Real estate companies............    135                  135
  Real estate partnerships and
    corporate joint venture........    116                  116
Interest on investments............    167        339       506
Dividend income....................    601                  601
Deferred gains and other income....    345                  345
Gain (loss) on real estate
  and mortgage loans...............  6,552                6,552
Gain on securities.................  4,314                4,314
                                   -------    -------   -------
                                    23,633       (557)   23,076
                                   -------    -------   -------
Expenses
Real estate owned
  Operating expense................  4,876                4,876
  Interest expense.................  2,230                2,230
  Depreciation and amortization....  1,331                1,331
  Minority interest................   (100)                (100)
Interest expense
  Notes payable to banks...........    156        156         -
  Notes payable on wrap mortgages..    135                  135
Management company expenses........    804                  804
Other expenses.....................  2,299                2,299
                                   -------    -------   -------
                                    11,731       (156)   11,575
                                   -------    -------   -------
Income before income taxes......... 11,902       (401)   11,501
Income tax provision...............     82                   82
                                   -------    -------   -------
Net income.........................$11,820    $  (401)  $11,419
                                   =======    =======   =======
Net income per share...............$  6.36    $   .21   $  6.15
                                   =======    =======   =======
Weighted average shares
  outstanding......................  1,858      1,858     1,858
                                   =======    =======   =======

                         THE PARKWAY COMPANY AND SUBSIDIARIES
                       PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                           FOR THE THREE MONTHS ENDED 3/31/96
                                       (Unaudited)

                                  Parkway     Pro Forma   Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                              (In thousands, except per share data)
Revenues
Income from real estate
  properties......................$  3,475    $            3,475
Management company income.........     279                   279
Interest on mortgage loans........     564        (231)      333
Equity in earnings (losses):
  Real estate partnerships and
    corporate joint venture.......       4                     4
Loss on securities................    (190)                 (190)
Interest on investments...........      99         124       223
Deferred gains and other income...      47                    47
Dividend income...................      66                    66
Gain on real estate and mortgage
  loans...........................     193                   193
                                  --------    --------   -------
                                     4,537        (107)    4,430
                                  --------    --------   -------

Expenses
Real estate owned:
  Operating expense...............   1,677                 1,677
  Interest expense................     655                   655
  Depreciation and amortization...     418                   418
  Minority interest...............     (28)                  (28)
Interest expense:
  Notes payable on wrap mortgages.     120                   120
Management company expenses.......     239                   239
Other expenses....................     669                   669
                                  --------    --------   -------
                                     3,750           -     3,750
                                  --------    --------   -------
Net income........................$    787    $   (107)  $   680
                                  ========    ========   =======

Net income per share..............$    .26    $   (.03)  $   .23
                                  ========    ========   =======

Weighted average shares
  outstanding                        3,012       3,012     3,012
                                  ========    ========   =======

                     Notes to Pro Forma Consolidated Financials


1. On May 31, 1996, a portfolio of 157 mortgage loans owned by The Parkway Company or wholly-owned subsidiaries of The Parkway Company were sold for $9,890,000 in cash, net of estimated expenses, to MTGLQ Investors, LP, a Delaware limited partnership which is unrelated to The Parkway Company. The loans had a book value of $5,114,000 and the transaction will result in a book gain of approximately $4,776,000 ($1.58 per share) in the second quarter of 1996. The purchase price was determined based on a discount from the face values of the loans.

2. Interest earned on mortgage loans sold was $896,000 for the twelve months ended December 31,1995 and $231,000 for the three months ended March 31, 1996.

3. Cash proceeds of $9,890,000 were assumed to be invested in short-term interest bearing accounts earning 5% interest annually. For the twelve months ending December 31, 1995, interest expense was adjusted to zero with a net adjustment made to interest income.

                             LOAN ACQUISITION AGREEMENT


       This Loan Acquisition Agreement (this "Agreement") is entered into by and between EB Inc., a Mississippi corporation ("EB"), The Parkway Company, a Texas corporation ("Parkway"), Parkway Congress Corporation, a Texas corporation ("Parkway Congress") and Parkway Texas Corporation, a Texas corporation ("Parkway Texas") and MTGLQ Investors, LP, a Delaware limited partnership ("Buyer").

       WHEREAS, EB, Parkway Texas, Parkway Congress and Parkway own certain Transferred Loans;

       WHEREAS, EB, Parkway Texas, Parkway Congress and Parkway desire to sell all of their rights, title and interests in and to the Transferred Loans to Buyer according to the terms and conditions set forth herein; and

       WHEREAS, Buyer desires to purchase such rights, title and interests in and to the Transferred Loans from EB, Parkway Texas, Parkway Congress and Parkway according to the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the premises and the respective mutual agreements, covenants, representations and warranties contained herein, the sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                        ARTICLE 1

                                       DEFINITIONS

       1.1 Terms Defined. When used in this Agreement, the following terms shall have the meaning set forth below:

       "Actual Knowledge" shall mean, when referring to Parkway, EB, Parkway Texas, Parkway Congress and Buyer, facts actually known to the current officers and employees of such Party.

       "Agreement" shall mean this Loan Acquisition Agreement among EB, Parkway Texas, Parkway Congress, Parkway and Buyer.

       "Assignment of Loan Documents, Title Insurance Policies and Rights in Escrow Accounts" shall mean the general assignment of whatever interest EB, Parkway Texas, Parkway Congress and Parkway have, if any, in any Loan Documents, Title Insurance Policies and Escrow Accounts related to any Transferred Loan which shall be executed by Parkway and/or EB to Buyer on the Closing Date in a form reasonably acceptable to the Parties.

       "Assignment of Mortgage" shall mean the separate assignment of each Mortgage which shall be executed by Parkway or EB on or before the Closing Date in a form reasonably acceptable to the Parties.

       "Assignment of Rents and Leases" shall mean any collateral assignment of rents or leases as security under a Loan Document.

       "Buyer" shall mean MTGLQ Investors, LP, a Delaware limited partnership.

       "Closing Date" shall mean the close of business on May 31, 1996, or an earlier date to be mutually agreed upon by the Parties.


       "Collateral" shall mean any real or personal property, including, without limitation, fixtures, tangible, intangible or other property referenced as security under any Loan Documents.

       "Cutoff Date" shall mean May 1, 1996.

       "EB" shall mean EB Inc., a Mississippi corporation.

       "Effective Date" shall mean the date this Agreement is signed by the last Party to sign.

       "Escrow Accounts" shall mean any escrow accounts for Transferred Loans to which EB, Parkway Texas, Parkway Congress or
Parkway has control or custody.

       "Loan File" shall mean all documents relating to any Transferred Loan including, without limitation, the documents listed in Section 2.3 hereof.

       "Loan Documents" shall mean any and all Mortgages, Mortgage Notes, Assignments of Rents and Leases, guaranties, indemnifications, certificates or other documents listed on the Loan Document Schedule or relating to any Transferred Loan and in the possession of Seller.

       "Loan Document Schedule" shall mean that certain Schedule A attached to this Agreement which identifies each Transferred Loan.

       "Mortgage" shall mean any mortgage, deed of trust, indenture or other security agreement which secures any Collateral under any Loan Documents referenced on the Loan Document Schedule.

       "Mortgagee" shall mean any Person identified as the mortgagee or secured party in any Loan Documents.

       "Mortgagor" shall mean any Person who executed any Loan
Documents as the mortgagor or debtor.

       "Note" shall mean any promissory note, recourse or non-recourse, relating to any Transferred Loan.

       "Parkway" shall mean The Parkway Company, a Texas corporation.

       "Parkway Congress" shall mean Parkway Congress Corporation, a Texas corporation.
       "Parkway Texas" shall mean Parkway Texas Corporation, a Texas corporation.

       "Parties" shall mean EB, Parkway Texas, Parkway Congress,
Parkway and Buyer.

       "Person" shall mean any individual, group, partnership, joint venture, corporation, organization, trust, association, governmental entity or any other entity of any type.

       "Purchase Price" shall mean the sum of $9,996,428.27 payable in immediately available funds on the Closing Date. The Purchase Price shall be allocated: $6,173,950.70 to EB, $1,525,028.54 to
Parkway Texas, $261,875.53 to Parkway Congress and $2,035,573.50 to Parkway.

       "Seller" shall mean EB, Parkway Texas, Parkway Congress and/or Parkway as the context may require.

       "Title Insurance Policy" shall mean a mortgagee title insurance policy relating to certain Collateral.

       "Transferred Loan" shall mean each loan listed on the Loan
Document Schedule.

                                        ARTICLE 2

                         MORTGAGE LOANS TO BE SOLD AND ASSIGNED
                                TO BUYER, PRICE AND TERMS

       2.1 Transaction. Subject to the terms and conditions hereinafter set forth, on the Closing Date, Seller shall sell, assign and deliver to Buyer, and Buyer shall purchase, assume and receive, all of Seller's respective right, title, interest, obligations and liabilities in and to the Transferred Loans, and all related Loan Documents, Title Insurance Policies or Escrow Accounts. Buyer acknowledges and agrees that the Transferred Loans are owned either by EB, Parkway Texas, Parkway Congress or Parkway severally and not jointly and as such each party comprising Seller shall be deemed to make only the covenants, representations and warranties as to the portion of the Transferred Loans owned by such Seller.

       2.2 Consideration. In consideration of the sale and delivery of the Transferred Loans to Buyer in accordance with the terms and provisions hereof and the representations, warranties and covenants of Seller contained herein, Buyer will pay Seller the Purchase
Price, on the Closing Date. In consideration of the payment of the Purchase Price, Seller shall, on the Closing Date, assign and deliver to Buyer all of their respective rights, title and interests in and to the Transferred Loans, and all related interests in any Loan Documents, Title Insurance Policies or Escrow Accounts, in accordance with the terms of this Agreement. Buyer shall, on the Closing Date, assume in full all of Seller's obligations and responsibilities with respect to each of the Transferred Loans, including, without limitation, any liabilities or obligation relating to the litigation referenced on the Loan Document Schedule.

       2.3 Documentation. In connection with such transfer and assignment, Seller shall, at Closing deliver to, and deposit with, Buyer the following documents or instruments with respect to each Transferred Loan:

              2.3.1 The Note, showing a complete chain of endorsements or assignments from the named payee to Seller and endorsed without recourse to the order of Buyer;

              2.3.2 The Mortgage and any intervening assignments thereof with evidence of recording indicated thereon or, where the public recording office has retained the original Mortgage or the original of any such assignment, a certified copy of the Mortgage or such assignment with evidence of recording thereon;

              2.3.3 An original and a copy of the related Assignment of Mortgage in recordable form;

              2.3.4 An original of each assumption or modification agreement, if any, relating to any Loan Documents;

              2.3.5 An original of each Assignment of Rents and Leases, if separate from the Mortgage, with evidence of recording indicated thereon, and of any intervening assignment thereof, with evidence of recording indicated thereon;

              2.3.6 An original Assignment of Seller's interests, if any, in all Loan Documents, Title Insurance Policies and Escrow
Accounts;

              2.3.7 A letter authorizing any non-Party servicer of any Loan Documents to transfer any Escrow Accounts to a servicer of Buyer's choosing; and

              2.3.8  The Loan Files.

       2.4 Escrow/Impound Balances. With respect to each Transferred Loan to which Seller is the servicer, Seller shall provide Buyer on the Closing Date with immediately available funds in the amount of the positive escrow and suspense balances associated with the Transferred Loans as of the Cutoff Date, in a manner reasonably acceptable to Buyer. Seller shall provide Buyer with accounting statements of escrow and suspense balances sufficient to enable Buyer to reconcile as of the Cutoff Date, respectively, the amount of such payment with the accounts of the Transferred Loans.

       2.5    Nature of Conveyance.   The transfer and assignment of
the Transferred Loans and related Collateral accomplished hereby is absolute and intended by the Parties to be a complete sale of such Transferred Loans and of Sellers interest in the Collateral.
       2.6 Acceptance by Buyer. Buyer hereby acknowledges receipt of the Note, the Mortgage and the other documents included in the Loan File, and any Loan Documents, Title Insurance Policies and Escrow Accounts, relating to each Transferred Loan listed on the Loan Document Schedule. The Transferred Loans shall be serviced from and after the consummation of this transaction by Buyer or a separate entity to be designated by Buyer in its sole discretion.

       2.7 AS IS WHERE IS. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SELLER AND BUYER AGREE THAT THE TRANSFERRED LOANS SHALL BE SOLD AND ASSIGNED, AND THAT BUYER SHALL PURCHASE AND ASSUME, ALL RIGHTS, TITLE AND INTERESTS IN THE TRANSFERRED LOANS ON THE CLOSING DATE, "AS IS, WHERE IS, WITH ALL FAULTS", WITH NO RIGHT OF SET-OFF
OR REDUCTION IN THE PURCHASE PRICE, AND THAT, EXCEPT FOR SELLER'S WARRANTIES EXPRESSLY SET FORTH HEREIN, SUCH SALE SHALL BE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER BY
SELLER, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE,
INCLUDING, WITHOUT LIMITATION, ANY WARRANTY WITH RESPECT TO THE
VALUE OF ANY COLLATERAL SECURING ANY TRANSFERRED LOAN, THE CREDIT WORTHINESS OF ANY MORTGAGE, THE VALIDITY OR PRIORITY OF ANY
SECURITY INTEREST WITH RESPECT TO ANY COLLATERAL AND THE ENFORCEABILITY OF ANY LOAN DOCUMENTS, AND SELLER DOES HEREBY
DISCLAIM AND RENOUNCE ALL SUCH REPRESENTATIONS OR WARRANTIES.

       BUYER SPECIFICALLY ACKNOWLEDGES THAT, EXCEPT FOR SELLER'S WARRANTIES EXPRESSLY SET FORTH HEREIN, BUYER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, FROM SELLER, AS TO ANY MATTERS CONCERNING THE TRANSFERRED LOANS.

       OTHER THAN AS SET FORTH IN ARTICLE 5 OR IN THE DOCUMENTS EXECUTED BY SELLER AT CLOSING, BUYER FURTHER ACKNOWLEDGES AND AGREES THAT SELLER IS UNDER NO DUTY TO MAKE ANY AFFIRMATIVE DISCLOSURES REGARDING ANY MATTER WHICH MAY BE KNOWN TO SELLER, AND THAT BUYER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE TRANSFERRED LOANS AND UNDERLYING COLLATERAL AND NOT UPON ANY REPRESENTATION MADE TO IT BY SELLER OR ANY OTHER PERSON WHOMSOEVER.

       BUYER ACKNOWLEDGES THAT UPON CLOSING BUYER WILL HAVE COMPLETED ITS DUE DILIGENCE WITH RESPECT TO THE TRANSFERRED LOANS AND COLLATERAL TO ITS SATISFACTION. BUYER ACKNOWLEDGES AND AGREES THAT BUYER'S OBLIGATIONS HEREUNDER SHALL REMAIN IN FULL FORCE AND EFFECT WITH BUYER HAVING NO RIGHT TO DELAY THE CLOSING OR TERMINATE THIS AGREEMENT REGARDLESS OF ANY FACTS OR INFORMATION LEARNED BY BUYER AFTER THE END OF THE INSPECTION PERIOD. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE AGREEMENTS OF BUYER SET FORTH IN THIS SECTION SHALL SURVIVE THE CLOSING AND SHALL NOT BE MERGED THEREIN.

              Buyer indicates its acknowledgement of the foregoing by initialing this Section below.

       Buyer:_____________________

       2.8 Expenses of Transaction. Buyer and Seller shall be responsible for the payment from their separate funds of their respective expenses, including, without limitation, their respective legal and accounting fees incurred in connection with this Agreement and the transactions contemplated hereby.

       2.9    Other Costs.

              2.9.1 Buyer shall be solely responsible for all costs of transfer including endorsements to the title insurance policies, title and UCC searches, recording fees, any other transfer tax, documentary stamp or similar tax or fee which becomes payable by reason of the transfer of the Transferred Loans.

              2.9.2 Buyer shall arrange for and pay all expenses associated with, the shipping and insuring all of the Loan Files at or after the Closing Date.

              2.9.3 Buyer shall bear all costs of preparing and recording assignments of the Mortgages, Loan Documents and any other documents Buyer wishes to record.

              2.9.4 Buyer shall undertake, and shall bear all costs and expenses of, transferring any escrow accounts and tax records not currently serviced by Seller to a servicer of Buyer's choice.

       2.10 Payments Received After Cutoff Date. Any and all principal, interest and escrow/suspense payments and interest accruals with respect to each Transferred Loan which are received after the Cutoff Date shall be allocated as set forth on the Cutoff Schedule attached hereto as Schedule B.


       2.11   Pending Legal Proceedings.

              (a) After the Cutoff Date and prior to the Closing Date, Seller shall prosecute its legal remedies with respect to the Transferred Loans employing the same standards and procedures employed as of the date hereof, consistent with the servicing practices of prudent mortgage lending institutions and applicable law. Buyer shall reimburse Seller for any costs and legal fees incurred by Seller after the Cutoff Date. Seller shall not have any right to participate after the Closing Date for its own account in litigation relating to any Transferred Loan sold to Buyer and will cooperate with and make its employees who are knowledgeable in matters relating to any such litigation reasonably available to Buyer.

              (b) With respect to any Transferred Loan which is, as of the Closing Date, the subject of litigation, bankruptcy or foreclosure, Buyer and Seller agree to cooperate and use their best efforts, within thirty (30) days after the Closing Date, to (i) notify the Clerk of the Court, any foreclosing trustee and all counsel of record in each such proceeding of transfer of the Transferred Loan from Seller to Buyer, (ii) file pleadings to relieve Seller's counsel of record from further responsibility in such litigation (unless said counsel has agreed, with Seller's written consent, to represent Buyer in said proceedings at Buyer's expense), and (iii) remove Seller as a party in such action and substitute Buyer as the real party-in-interest, and change the caption thereof accordingly. In connection therewith, after the Closing Date, Buyer shall have the sole responsibility to determine the appropriate direction and strategy for such litigation or proceeding. If Buyer fails to use its best efforts to comply with the above requirements, Seller, upon prior written notice to Buyer, may on Buyer's behalf complete any of the actions specified in clauses (i), (ii) and (iii) above. Buyer acknowledges that its failure to comply with the provisions in this paragraph may affect Buyer's rights in any such litigation or proceeding (including, without limitation, any dismissal with prejudice or the running of any statute of limitations), if any such action or proceeding is dismissed. Buyer acknowledges that its obligations with respect to any such litigated matter are subject to the indemnification provisions of this Agreement.



                                        ARTICLE 3


                               [Intentionally left blank]



                                        ARTICLE 4

                                       INSPECTION

       4.1 Inspection Period. Buyer acknowledges that it has had the opportunity to inspect each Loan File prior to execution of this Agreement and to conduct such due diligence as Buyer deemed necessary.

       4.2 Access. During normal business hours prior to Closing and with prior notice, Seller agrees to give to Buyer and its agents and representatives reasonable access to the Loan Files. At Buyer's expense, Buyer and/or Buyer's agents and representatives
may copy any documents contained in the Loan Files.    BY
FURNISHING THE LOAN FILES NEITHER SELLER NOR ANY OF THEIR
RESPECTIVE AGENTS, PARTNERS, OFFICERS, DIRECTORS, EMPLOYEES, OR ATTORNEYS, NOR ANY OTHER PARTY RELATED IN ANY WAY TO ANY OF THE FOREGOING, SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO ANY
MATTER SET FORTH, CONTAINED OR ADDRESSED IN SUCH MATERIALS, DOCUMENTS, REPORTS OR AGREEMENTS, INCLUDING, BUT NOT LIMITED TO,
THE ACCURACY AND COMPLETENESS THEREOF, EXCEPT AS OTHERWISE STATED
IN ARTICLE 5 OR IN THE DOCUMENTS EXECUTED BY SELLER AT CLOSING.




                                        ARTICLE 5

                        REPRESENTATIONS AND WARRANTIES OF SELLER

       Each party comprising Seller makes the following representations and warranties with respect to the Transferred Loans owned by such Party, as of the date of execution of this Agreement and as of the Closing Date, which shall, in accordance with section 8.4 survive for a two year period beginning on the Closing Date, after which time such warranties and representations shall be null, void, and of no further force or effect:

       5.1 Authority. EB, Parkway Texas, Parkway Congress and Parkway are corporations, duly formed, organized, existing and in good standing under the laws of the States of Mississippi, Texas, Texas and Texas, respectively. Seller has full legal right, power and authority to execute and fully perform their obligations under this Agreement. The execution, delivery and performance of this Agreement by Seller and all transactions contemplated hereby have been duly authorized and will not result in violation of any of the terms and provisions of its Certificate or Articles of Incorporation or Bylaws.

       5.2 Compliance with Obligations. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) conflict with or constitute a breach of, or constitute a default under or an event which, with or without notice or lapse of time or both, would be a breach of or default under Seller's Certificate or Articles of Incorporation, Bylaws or other corporate governing documents; (ii) conflict with or constitute a breach of, or constitute a default under or an event which, with or without notice or lapse of time or both, would be a breach of or default under or give rise to any right of termination or acceleration under, any agreement, indenture, mortgage, deed of trust or other instrument or undertaking to which Seller is a party or by which any of the Transferred Loans are subject, (iii) constitute a violation of any law, regulation, judgment, order or decree applicable to Seller, (iv) result in the creation or imposition of any lien, charge or encumbrance upon any of the Transferred Loans or (v) except as set forth in the Loan Documents require any consent, approval, authorization, order, license or permit from any Person.

       5.3 Loan Document Schedule. The information set forth in the Loan Document Schedule is true and correct in all material respects.

       5.4 Ownership. Immediately prior to the transfer and assignment of each Transferred Loan to Buyer, Seller had title to, and were the sole owners of, each Transferred Loan, and had full right and authority to transfer and assign such Transferred Loan to Buyer pursuant to this Agreement. Seller has not granted any liens, charges or encumbrances or any ownership or participation interests in favor of any other Person except as set forth on the Loan Document Schedule.
       5.5 Current Loan Status. To Seller's Actual Knowledge and except as set forth on the Loan Document Schedule, no facts currently exist which would impair the validity or the enforceability of the Transferred Loans, and there is no default, breach, violation or event of acceleration currently existing under the Transferred Loans, and Seller has not knowingly waived any such default, breach, violation or event of acceleration. Seller has no Actual Knowledge that the lien position with respect to a Mortgage is different than the lien position set forth in the Title
Insurance Policy applicable to such Mortgage.

       5.6 Modification of Loan Terms. To Seller's Actual Knowledge and except as set forth on the Loan Document Schedule, the terms of the related Note and Mortgage have not been impaired, waived, altered or modified by Seller in any respect, except by written instruments included in the related Loan File and no related
Mortgagor or guarantor, if any, has been released, in whole or in part, by Seller, from its/their obligations under the applicable
Note, Mortgage or any guaranty related to such Note, as the case may be, other than pursuant to a written release previously approved in writing, copies of which are included in the relevant
Loan File.

       5.7 Loan Proceeds. To Seller's Actual Knowledge, the proceeds of each Transferred Loan has been fully disbursed, or, in cases of partial disbursement there is no requirement for future advances thereunder, and any and all requirements imposed by the Mortgagee as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with.

                                        ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES OF BUYER

       Buyer makes the following representations and warranties, as of the date of execution of this Agreement and as of the Closing Date, which shall, in accordance with section 8.4, survive for a two year period beginning on the Closing Date, after which time such warranties and representations shall be null, void, and of no further force or effect:

       6.1 Authority. Buyer is a Delaware limited partnership duly formed, organized, existing and in good standing under the laws of the State of Delaware. Buyer has full legal right, power and authority to execute and fully perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by Buyer and all transactions contemplated hereby have been duly authorized and will not result in violation of any of the terms and provisions of its certificate of limited partnership or partnership agreement.

       6.2 Compliance with Obligations. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) conflict with or constitute a breach of, or constitute a default under or an event which, with or without notice or lapse of time or both, would be a breach of or default under Buyer's certificate of limited partnership, partnership agreement or any other governing documents; (ii) conflict with or constitute a breach of, or constitute a default under or an event which, with or without notice or lapse of time or both, would be a breach of or default under or give rise to any right of termination or acceleration under, any agreement, indenture, mortgage, deed of trust or other instrument or undertaking to which Buyer is a party, (iii) constitute a violation of any law, regulation, judgment, order or decree applicable to Buyer, or (iv) require any consent, approval, authorization, order, license or permit from any Person.

       6.3 Inspection. Buyer has made, as of the expiration of the Inspection Period, an independent investigation, to the extent
Buyer deems necessary or appropriate, concerning the Transferred
Loans, including an investigation of the related Loan Files and the physical condition and value of the Collateral.

       6.4 No Other Seller Representations. Except as expressly set forth herein, Buyer acknowledges that no representations or warranties, express or implied, have been made by Seller or their representatives.

       6.5 Inspection Acknowledgement. BUYER HEREBY EXPRESSLY ACKNOWLEDGES THAT IT HAS INSPECTED AND EXAMINED OR WILL INSPECT AND EXAMINE THE TRANSFERRED LOANS, THE RELATED LOAN FILES AND THE COLLATERAL TO THE EXTENT DEEMED NECESSARY BY BUYER IN ORDER TO ENABLE BUYER TO EVALUATE THE PURCHASE OF THE TRANSFERRED LOANS. BUYER REPRESENTS THAT IT IS A KNOWLEDGEABLE BUYER OF LOANS AND THAT, EXCEPT AS SET FORTH IN ARTICLE 5, IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYER'S CONSULTANTS, AND THAT BUYER HAS CONDUCTED OR WILL CONDUCT COMPREHENSIVE INSPECTIONS AND INVESTIGATIONS OF THE TRANSFERRED LOANS, LOAN FILES AND, IF IT DEEMS NECESSARY, THE COLLATERAL. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT BUYER IS ACQUIRING THE TRANSFERRED LOANS ON AN "AS IS, WHERE IS, WITH ALL FAULTS BASIS", WITHOUT REPRESENTATIONS, WARRANTIES OR COVENANTS, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE, OTHER THAN AS EXPRESSLY SET FORTH HEREIN.



                                        ARTICLE 7

                                     INDEMNIFICATION

       7.1 Indemnification by Sellers. Each Party comprising Seller does, solely with respect to its own actions or omissions in connection with the Transferred Loans owned by such Party, hereby indemnify and hold Buyer and its respective agents and attorneys harmless from and against the following:

                     (i) any and all losses, claims, liabilities, damages, deficiencies, costs and expenses suffered or incurred by Buyer resulting from a material breach of any representation, warranty or covenant contained herein; and

                     (ii) any and all actions, suits, proceedings, claims, complaints, demands, assessments, judgments, costs and expenses suffered or incurred by Buyer, including reasonable attorneys' fees and disbursements, incident to any such indemnified matter.

       7.2 Indemnification by Buyer. Buyer does hereby indemnify and hold each of the Parties comprising Seller and their respective agents and attorneys harmless from and against the following:

                     (i) any and all losses, claims, liabilities, damages, deficiencies, costs and expenses suffered or incurred by Seller resulting from: (a) a material breach of any representation, warranty or covenant contained herein; and (b) Buyer's ownership, servicing or management of any Transferred Loan, including, without limitation, all litigation referenced on the Loan Document Schedule and assumed by Buyer.

                     (ii) any and all actions, suits, proceedings, claims, complaints, demands, assessments, judgments, costs and expenses suffered or incurred by such Sellers, including reasonable attorneys' fees and disbursements, incident to any such indemnified matter.

       7.3 Notice of Third-Party Claims. If any action, suit or proceeding shall be commenced against, or any claim or demand shall be asserted against, Seller or Buyer, in respect of which a Party proposes to seek indemnification under this Article 7, the Party seeking indemnification (singly or collectively the "Indemnitee") shall give prompt notice to the other Party (singly or collectively the "Indemnitor") thereof, and shall permit the Indemnitor, at its sole cost and expense, to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that the Indemnitee shall have the option, at its own expense, to participate in the defense thereof. Failure by the Indemnitor to notify the Indemnitee of its election to defend any such action within fifteen (15) days after notice thereof shall be deemed a waiver by the Indemnitor of its right to defend such action. In the defense of such claim or any litigation resulting therefrom, the Indemnitor shall not, without the written consent of the
Indemnitee: (a) consent to the entry of any judgment, or (b) enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnitee of a release from all liability in respect to such claim or litigation. If such defense is unsuccessful or abandoned by the Indemnitor, then, upon the Indemnitor's failure to pay an amount sufficient to discharge any such claim or judgment, the Indemnitee may pay and settle the same and the Indemnitor's liability shall be conclusively established by any such payment. If the Indemnitor fails to assume the defense of any such claim or litigation resulting therefrom, the Indemnitee may defend against and settle such claim or litigation in such manner as it may deem appropriate and the Indemnitor shall promptly reimburse the Indemnitee for the amount of all expenses, legal or otherwise, incurred by the Indemnitee in connection with the defense against or settlement of such claim or litigation. If no settlement is made, the Indemnitor shall promptly reimburse the Indemnitee for the amount of any judgment rendered with respect to such claim or such litigation and of all expenses, legal or otherwise, incurred by the Indemnitee in the defense thereof.

                                        ARTICLE 8

                                      MISCELLANEOUS


       8.1 Transferred Loans to which Seller Is the Servicer. With respect to any Transferred Loans to which Seller is the servicer:

              8.1.1 Notice to Mortgagors. Buyer shall, at its expense, mail to each Mortgagor a letter with a copy of said letter to Seller advising the Mortgagor of the transfer of the servicing to Buyer in accordance with the Cranston-Gonzalez National Affordable Housing Act (Pub. L. 101-625), as amended, if applicable, or any other applicable laws or regulations and in any event, no later than fifteen (15) days after the Closing Date; provided, however, the content and format of the letter shall have the prior written approval of Seller.

              8.1.2 Loan Payments Received Prior to Closing Date. Prior to the Closing Date, all payments received by Seller on each Transferred Loan shall be properly applied by Seller to the account of the particular Mortgagor subject to the provisions of Section 2.10.

              8.1.3 Loan Payments Received After Closing Date. Any payments received by Seller after the Closing Date that relate to the Transferred Loan shall forthwith be endorsed to Buyer and delivered to Buyer along with identification of the customer.

       8.2 Nonwaiver. No waiver by a Party of any provision of this Agreement shall be deemed to have been made unless expressed in writing and signed by such Party.

      Notice. Any notice, request, instruction or other document to be given or furnished under this Agreement by any Party to the other Parties shall be in writing and shall be delivered personally or shall be sent by facsimile transmission or registered or certified mail, postage prepaid, or by prepaid overnight delivery service, at the addresses or telecopy number shown in this
Section 8.3 or to such other address, telecopy number or person as any party may designate by written notice to the other parties. A notice, request, instruction or other document shall be deemed to be given (i) when delivered personally, (ii) when sent by facsimile transmission, or (iii) if sent by certified mail or overnight delivery service, at the time of delivery as indicated on the duly completed U. S. Postal Service return receipt or the time of package pickup as indicated on the records of or certificates provided by the overnight delivery service. Any notice from a party to the other parties may be given by counsel for such party rather than directly by such party.

If to any Seller, addressed to the specific Seller at the following address:

Address:             Attn:  David R. Fowler
                     188 East Capitol Street
                     Suite 300, One Jackson Place
                     Jackson, Mississippi  39201
                     Telephone:          (601) 948-4091
                     Facsimile:          (601) 949-4077

BUYER                MTGLQ Investors, LP

Address:             c/o Security National
                     11911 Justice Avenue
                     Baton Rouge, Louisiana  70816
                     Attention:  Jack J. Mendheim
                     Telephone: (504) 293-0095
                     Facsimile: (504) 293-8891

    Survival. Each of the Parties' representations, warranties and covenants and all other provisions contained in this Agreement or in any document given or furnished under or in connection with this Agreement shall survive the Closing for a period of two years except for the provisions of Section 7.2 which shall survive for the duration of the statute of limitations relating to the underlying Transferred Loan. At the applicable time, all of the representations and warranties made in this Agreement shall be deemed null, void, and without any further force or effect.

       8.5 Further Assurances. The Parties hereto shall execute and deliver such further instruments, documents and agreements as may be reasonably necessary or appropriate to carry out the terms and provisions of this Agreement.

       8.6 Construction. When the context so requires in this Agreement, words of gender shall include either or both of the other genders and the singular number shall include the plural. The headings of the sections of this Agreement are inserted for convenience of reference only and shall not be deemed to constitute a part hereof and shall not be deemed to limit, expand or modify in any way the provisions of this Agreement.

       8.7 Assignment. This Agreement shall be binding upon the Parties hereto, and their representatives, successors and assigns, if any. This Agreement shall not be assignable without the prior express written consent of all Parties hereto.

       8.8 Amendments. This Agreement may be amended only by written agreement executed by the Parties hereto.

       8.9 Entire Agreement. This Agreement, together with the schedules attached hereto and made a part hereof by this reference, constitute the entire agreement among the Parties and supersedes all prior oral and/or written agreements or understandings among the Parties with respect to the transactions contemplated hereby.

       8.10 Governing Law. The Parties agree that this Agreement shall be governed by and construed in accordance with the internal laws of the State of Mississippi. No presumption shall be deemed to exist in favor of or against any Party as a result of the negotiation or preparation of this Agreement.

       8.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute but one and the same instrument.

       8.12 Attorneys Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party, as ultimately determined by the appropriate court, shall be entitled to reimbursement of its reasonable attorneys' fees, costs and necessary disbursements incurred in connection with such action or appeal thereof in addition to any other relief to which it may be otherwise entitled either at law or in equity.

    Brokers. Except for the separate agreement between Seller and Dan Friedman of Enterprise, the Parties represent to each other that none of them or their representatives have incurred any liability for any broker's, finder's or similar fee in connection with this Agreement and the transactions contemplated hereby and agree to indemnify and hold the other harmless with respect to any claims by brokers through such Party. Seller shall pay the fees of Dan Friedman.

       8.14 Officers. The respective officers who execute this Agreement and any certificate or other document required under this Agreement, are executing this Agreement and such certificate or other document in their respective capacities as officers of such entity, and not individually, and the officers shall not be held personally liable by virtue thereof to any Party to this Agreement.

       IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year written set forth opposite their signature.

                                         EB INC.

Date: May 31, 1996                       BY: _____________________________
                                         Name: ___________________________
                                         Title: __________________________


                                         BY: _____________________________
                                         Name: ___________________________
                                         Title: __________________________




                                         PARKWAY TEXAS CORPORATION

Date: May 31, 1996                       BY: _____________________________
                                         Name: ___________________________
                                         Title: __________________________


                                         BY: _____________________________
                                         Name: ___________________________
                                         Title: __________________________




                                         THE PARKWAY COMPANY

Date: May 31, 1996                       BY: _____________________________
                                         Name: ___________________________
                                         Title: __________________________


                                         BY: _____________________________
                                         Name: ___________________________
                                         Title: __________________________



                                         PARKWAY CONGRESS CORPORATION

Date: May 31, 1996                       BY: _____________________________
                                         Name: ___________________________
                                         Title: __________________________


                                         BY: _____________________________
                                         Name: ___________________________
                                         Title: __________________________


                                         MTGLQ INVESTORS, LP

Date: May 31, 1996                       BY:  MTGLQ, Inc., Its General Partner

                                         BY:______________________________
                                            Peter T. Cirenza, Vice President